UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 31, 2009
Date of Report (Date of earliest event reported)

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-1553	52-0248090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 East Joppa Road
Towson, Maryland	21286
(Address of principal executive offices)	(Zip Code)

(410) 716-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

On March 31, 2009, the Corporation entered into an Underwriting Agreement with Citigroup Global Markets Inc., Banc of America Securities LLC, and J.P. Morgan Securities Inc., as representatives of the underwriters named in Schedule II thereto (the “Underwriting Agreement”), relating to the offer and sale by the Corporation of $350,000,000 aggregate principal amount of its 8.950% Senior Notes due 2014 (the “Notes”).  The Underwriting Agreement contains customary terms and conditions.

The offering of the Notes closed on April 3, 2009.  The Corporation registered the Notes under the Securities Act of 1933 pursuant to a shelf registration statement on Form S-3ASR (File No. 333-138604) (the “Registration Statement”), as supplemented by the prospectus supplement dated March 31, 2009.  In connection with the offering of the Notes, certain of the exhibits to this Current Report on Form 8-K are incorporated by reference into the Registration Statement.

The Notes are governed by an Indenture, dated as of November 16, 2006, as supplemented by the Second Supplemental Indenture, dated as of April 3, 2009 (the “Second Supplemental Indenture”), between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “Indenture”).  The Indenture provides for customary events of default and contains certain negative covenants that limit the Corporation’s ability to grant liens on assets and to incur indebtedness.

The descriptions above are summaries and are qualified in their entirety by the Underwriting Agreement, the Indenture, the Second Supplemental Indenture and the form of note filed herewith as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 1.1
Underwriting Agreement, dated March 31, 2009, by and among The Black & Decker Corporation and Citigroup Global Markets Inc., Banc of America Securities LLC, and J.P. Morgan Securities Inc., as representatives of the underwriters named in Schedule II thereto.

Exhibit 4.1
Indenture, dated as of November 16, 2006, between the Corporation and The Bank of New York, as Trustee, included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, is incorporated herein by reference.

Exhibit 4.2	Second Supplemental Indenture, dated as of April 3, 2009, between The Black & Decker Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee.

Exhibit 4.3	Form of Global Note for the Company’s 8.950% Senior Notes due 2014 (contained in Exhibit 4.2)

Exhibit 12.1	Calculation of Ratio of Earnings to Fixed Charges.

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION

By:	/s/ CHRISTINA M. MCMULLEN
Christina M. McMullen
Vice President and Controller

Date: April 3, 2009